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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
June 21, 2004

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

2401 Fountain View Drive
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(713) 782-5758
 (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.     REGULATION FD DISCLOSURE

Texen Oil and Gas, Inc. is pleased to announce that this week has marked the completion of the relocation of Texen Oil and Gas' new corporate offices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXEN OIL & GAS, INC.
DATED: June 21, 2004
	BY:	/s/ Michael Sims
Michael Sims, Vice President